Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 28, 2025
FREMONT, Calif., January 28, 2026 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 28, 2025 (the “December 2025 quarter”).
Highlights for the December 2025 quarter were as follows:
•Revenue of $5.34 billion.
•U.S. GAAP gross margin of 49.6%, U.S. GAAP operating income as a percentage of revenue of 33.9%, and U.S. GAAP diluted EPS of $1.26.
•Non-GAAP gross margin of 49.7%, non-GAAP operating income as a percentage of revenue of 34.3%, and non-GAAP diluted EPS of $1.27.
Key Financial Data for the Quarters Ended
December 28, 2025 and September 28, 2025
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2025	September 2025	Change Q/Q
Revenue	$5,344,791	$5,324,173	—
Gross margin as percentage of revenue	49.6%	50.4%	- 80 bps
Operating income as percentage of revenue	33.9%	34.4%	- 50 bps
Diluted EPS	$1.26	$1.24	+ 2%

Non-GAAP
	December 2025	September 2025	Change Q/Q
Revenue	$5,344,791	$5,324,173	—
Gross margin as percentage of revenue	49.7%	50.6%	- 90 bps
Operating income as percentage of revenue	34.3%	35.0%	- 70 bps
Diluted EPS	$1.27	$1.26	+ 1%

U.S. GAAP Financial Results
For the December 2025 quarter, revenue was $5,345 million, gross margin was $2,651 million, or 49.6% of revenue, operating expenses were $841 million, operating income was 33.9% of revenue, and net income was $1,594 million, or $1.26 per diluted share on a U.S. GAAP basis. This compares to revenue of $5,324 million, gross margin of $2,685 million, or 50.4% of revenue, operating expenses of $856 million, operating income of 34.4% of revenue, and net income of $1,569 million, or $1.24 per diluted share, for the quarter ended September 28, 2025 (the “September 2025 quarter”).
Non-GAAP Financial Results
For the December 2025 quarter, non-GAAP gross margin was $2,658 million, or 49.7% of revenue, non-GAAP operating expenses were $827 million, non-GAAP operating income was 34.3% of revenue, and non-GAAP net income was $1,598 million, or $1.27 per diluted share. This compares to non-GAAP gross margin of $2,694 million, or 50.6% of revenue, non-GAAP operating expenses of $832 million, non-GAAP operating income of 35.0% of revenue, and non-GAAP net income of $1,605 million, or $1.26 per diluted share, for the September 2025 quarter.

“Lam delivered another strong quarter to cap a record year,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Entering 2026, our expanding product and services portfolio is enabling the market's transition to smaller, more complex three-dimensional devices and packages. With AI accelerating, we are ramping execution velocity across the company to support our customers' growth and realize our vision for multi-year outperformance”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances decreased to $6.2 billion at the end of the December 2025 quarter compared to $6.7 billion at the end of the September 2025 quarter. The decrease was primarily the result of cash deployed for capital return activities and capital expenditures, partially offset by cash generated from operating activities during the quarter.
Deferred revenue at the end of the December 2025 quarter decreased to $2.25 billion compared to $2.77 billion as of the end of the September 2025 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom control does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $226 million as of December 28, 2025 and $131 million as of September 28, 2025.
Revenue
The geographic distribution of revenue during the December 2025 quarter is shown in the following table:

Region	Revenue
China	35%
Taiwan	20%
Korea	20%
Japan	10%
Southeast Asia	8%
United States	5%
Europe	2%
The following table presents revenue disaggregated between systems and customer support-related revenue:

	Three Months Ended
	December 28, 2025	September 28, 2025	December 29, 2024
	(In thousands)
Systems revenue	$3,357,493	$3,547,565	$2,625,649
Customer support-related revenue and other	1,987,298	1,776,608	1,750,398
	$5,344,791	$5,324,173	$4,376,047

Systems revenue includes sales of new leading-edge equipment in deposition, etch, and other wafer fabrication markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ending March 29, 2026, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$5.70 Billion	+/-	$300 Million	—		$5.70 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	49.0%	+/-	1%	$2.7	Million	49.0%	+/-	1%
Operating income as a percentage of revenue	33.9%	+/-	1%	$3.0	Million	34.0%	+/-	1%
Net income per diluted share	$1.35	+/-	$0.10	$3.5	Million	$1.35	+/-	$0.10
Diluted share count	1.26 Billion			—		1.26 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other items that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2.7 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.0 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.0 million; amortization of debt discounts, $0.7 million; and associated tax benefit for non-GAAP items ($0.2 million); totaling $3.5 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2025 and September 2025 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. In addition, the September 2025 quarter excludes the impairment of long-lived assets and its associated income tax effect as well as income tax expense from a change in tax law.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; the size of our product and services portfolio; the extent to which our products and services are enabling our customers; customer and industry trends, including the role of AI as an industry driver; our rate of operational execution; and our long-term performance objectives. Some factors that may affect these forward-looking statements include: business, economic, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; trade regulations, export controls, tariffs, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases, tariffs, export controls and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions, export controls or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 29, 2025 and our quarterly report on Form 10-Q for the fiscal quarter ended September 28, 2025. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2025	September 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Revenue	$5,344,791	$5,324,173	$4,376,047	$10,668,964	$8,544,023
Cost of goods sold	2,693,629	2,639,294	2,303,066	5,332,923	4,468,359
Gross margin	2,651,162	2,684,879	2,072,981	5,336,041	4,075,664
Gross margin as a percent of revenue	49.6%	50.4%	47.4%	50.0%	47.7%
Research and development	573,305	576,446	494,947	1,149,751	990,305
Selling, general and administrative	267,654	279,345	244,150	546,999	487,278
Total operating expenses	840,959	855,791	739,097	1,696,750	1,477,583
Operating income	1,810,203	1,829,088	1,333,884	3,639,291	2,598,081
Operating income as a percent of revenue	33.9%	34.4%	30.5%	34.1%	30.4%
Other income (expense), net	26,410	30,074	14,262	56,484	44,343
Income before income taxes	1,836,613	1,859,162	1,348,146	3,695,775	2,642,424
Income tax expense	(242,619)	(290,502)	(157,128)	(533,121)	(334,962)
Net income	$1,593,994	$1,568,660	$1,191,018	$3,162,654	$2,307,462
Net income per share:
Basic	$1.27	$1.24	$0.93	$2.51	$1.78
Diluted	$1.26	$1.24	$0.92	$2.50	$1.78
Number of shares used in per share calculations:
Basic	1,254,856	1,264,446	1,287,109	1,259,651	1,293,173
Diluted	1,261,739	1,269,313	1,291,469	1,265,526	1,297,767
Cash dividend declared per common share	$0.26	$0.26	$0.23	$0.52	$0.46

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 28, 2025	September 28, 2025	June 29, 2025
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$6,180,440	$6,693,046	$6,390,659
Accounts receivable, net	3,491,987	3,633,034	3,378,071
Inventories	4,037,682	4,095,054	4,307,991
Prepaid expenses and other current assets	307,914	385,580	440,274
Total current assets	14,018,023	14,806,714	14,516,995
Property and equipment, net	2,710,989	2,510,531	2,428,744
Goodwill and intangible assets	1,864,037	1,826,950	1,808,685
Other assets	2,798,122	2,756,016	2,590,836
Total assets	$21,391,171	$21,900,211	$21,345,260
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$754,006	$754,363	$754,311
Other current liabilities	5,459,147	5,953,547	5,814,114
Total current liabilities	6,213,153	6,707,910	6,568,425
Long-term debt and finance lease obligations	3,729,742	3,729,580	3,730,194
Income taxes payable	667,639	646,044	603,412
Other long-term liabilities	635,211	623,925	581,610
Total liabilities	11,245,745	11,707,459	11,483,641
Stockholders’ equity (2)	10,145,426	10,192,752	9,861,619
Total liabilities and stockholders’ equity	$21,391,171	$21,900,211	$21,345,260

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 1,251,180 as of December 28, 2025, 1,259,176 as of September 28, 2025, and 1,268,740 as of June 29, 2025.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 28, 2025	September 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,593,994	$1,568,660	$1,191,018	$3,162,654	$2,307,462
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	103,925	101,644	96,200	205,569	190,495
Deferred income taxes	(30,957)	(62,875)	(82,854)	(93,832)	(191,576)
Equity-based compensation expense	88,539	97,241	81,959	185,780	161,970
Other, net	(19,961)	(1,890)	(8,592)	(21,851)	(9,049)
Changes in operating assets and liabilities	(255,495)	76,184	(535,789)	(179,311)	(148,889)
Net cash provided by operating activities	1,480,045	1,778,964	741,942	3,259,009	2,310,413
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(260,879)	(185,121)	(188,349)	(446,000)	(298,937)
Other, net	3,096	(927)	12,974	2,169	13,011
Net cash used for investing activities	(257,783)	(186,048)	(175,375)	(443,831)	(285,926)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations and payments for debt issuance costs	(1,462)	(1,417)	(1,032)	(2,879)	(1,966)
Treasury stock purchases, including excise tax payments	(1,466,155)	(975,791)	(697,688)	(2,441,946)	(1,694,723)
Dividends paid	(327,507)	(291,981)	(297,634)	(619,488)	(558,619)
Reissuance of treasury stock related to employee stock purchase plan	67,185	—	60,557	67,185	60,557
Proceeds from issuance of common stock, net issuance costs	3,854	—	(194)	3,854	(237)
Other, net	(1,117)	(12,449)	761	(13,566)	437
Net cash used for financing activities	(1,725,202)	(1,281,638)	(935,230)	(3,006,840)	(2,194,551)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(13,337)	(7,059)	(26,022)	(20,396)	(3,340)
Net change in cash, cash equivalents, and restricted cash	(516,277)	304,219	(394,685)	(212,058)	(173,404)
Cash, cash equivalents, and restricted cash at beginning of period (1)	6,711,875	6,407,656	6,072,084	6,407,656	5,850,803
Cash, cash equivalents, and restricted cash at end of period (1)	$6,195,598	$6,711,875	$5,677,399	$6,195,598	$5,677,399

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 28, 2025	September 28, 2025
Revenue	$5,344,791	$5,324,173
Gross margin	$2,658,256	$2,693,582
Gross margin as percentage of revenue	49.7%	50.6%
Operating expenses	$827,486	$831,916
Operating income	$1,830,770	$1,861,666
Operating income as a percentage of revenue	34.3%	35.0%
Net income	$1,597,626	$1,604,597
Net income per diluted share	$1.27	$1.26
Shares used in per share calculation - diluted	1,261,739	1,269,313

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 28, 2025	September 28, 2025
U.S. GAAP net income	$1,593,994	$1,568,660
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,668	2,687
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	4,426	6,016
EDC related liability valuation increase - research and development	7,968	10,828
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	193	538
EDC related liability valuation increase - selling, general and administrative	5,312	7,219
Impairment of long-lived assets - selling, general and administrative	—	5,290
Amortization of note discounts - other income (expense), net	701	695
Gain on EDC related asset - other income (expense), net	(16,628)	(23,088)
Net income tax benefit on non-GAAP items	(1,008)	(1,698)
Income tax expense from a change in tax law	—	27,450
Non-GAAP net income	$1,597,626	$1,604,597
Non-GAAP net income per diluted share	$1.27	$1.26
U.S. GAAP net income per diluted share	$1.26	$1.24
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,261,739	1,269,313

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 28, 2025	September 28, 2025
U.S. GAAP gross margin	$2,651,162	$2,684,879
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,668	2,687
EDC related liability valuation increase	4,426	6,016
Non-GAAP gross margin	$2,658,256	$2,693,582
U.S. GAAP gross margin as a percentage of revenue	49.6%	50.4%
Non-GAAP gross margin as a percentage of revenue	49.7%	50.6%
U.S. GAAP operating expenses	$840,959	$855,791
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(193)	(538)
EDC related liability valuation increase	(13,280)	(18,047)
Impairment of long-lived assets	—	(5,290)
Non-GAAP operating expenses	$827,486	$831,916
U.S. GAAP operating income	$1,810,203	$1,829,088
Non-GAAP operating income	$1,830,770	$1,861,666
U.S. GAAP operating income as percent of revenue	33.9%	34.4%
Non-GAAP operating income as a percent of revenue	34.3%	35.0%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com